© 2026 CHS Inc Public 1 Forward-looking statements This document and other CHS Inc. publicly available documents contain, and CHS officers, directors and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in our filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2025. These factors may include changes in commodity prices; political, economic, legal and other risks of doing business globally; ongoing wars and global conflicts; global and regional factors impacting the supply of or demand for our products; the impact of government policies, mandates, regulations and trade agreements, including the imposition of tariffs and retaliatory tariffs; the impact of inflation; the impact of competitive business markets; any loss of members who choose to do business with other companies instead of us; the impact of market acceptance of alternatives to refined petroleum products; consolidation among our suppliers and customers; nonperformance or nonpayment by contractual counterparties; deterioration in credit quality of third parties who owe us money; the effectiveness of our risk management strategies; actual or perceived quality, safety or health risks associated with our products; business interruptions, casualty losses and supply chain issues; the impact of epidemics, pandemics, outbreaks of disease and other adverse public health developments; the impact of workforce factors; technological improvements and sustainability initiatives that decrease demand for our products; technical, legal and opportunistic-related risks from advancements in artificial intelligence; security breaches or other disruptions in our information technology systems or assets; increased scrutiny and changing expectations with respect to environmental, social and governance practices; failures or delays in achieving strategies or expectations related to climate change or other environmental matters; our ability to complete, integrate and benefit from acquisitions, strategic alliances, joint ventures, divestitures and other nonordinary course-of- business events; changes in federal income tax laws or our tax status; the impact and costs of compliance or noncompliance with applicable laws and regulations; the costs of compliance with environmental and energy laws and regulations; the impact of environmental liabilities and litigation; the impact of seasonality; the impairment of long-lived assets; our funding needs and financing sources; financial institutions’ and other capital sources’ policies concerning energy-related businesses; limits on our ability to access equity capital due to our cooperative structure; and other factors affecting our businesses generally. Any forward-looking statements made by us in this document are based only on information currently available to us and speak only as of the date on which the statement is made. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law. Before we get started, please take a moment to review this slide, which has important information for our time together. Some of the business and financial topics we discuss may be considered forward-looking statements under United States securities laws. It’s important to understand that future events and results could differ from our comments today. 1 EX99.1

© 2026 CHS Inc Public Business updates and initiatives August 2026 2

© 2026 CHS Inc Public 3 Thank you for joining us today. 3

© 2026 CHS Inc Public 4 Today’s agenda • CHS Board update • Business overview • Financial report • Business leader panel • Your questions and comments C.J. Blew, chair, CHS Board of Directors • Welcome • Virtual meeting: efficient use of everyone’s time, opportunities to gain information and ask questions • We look forward to your questions -- information on the screen on how to submit a question • Today’s agenda o I’ll provide a few notes from the CHS Board of Directors oBrief business overview from President and CEO Jay Debertin o Financial update from Olivia Nelligan, CFO and chief strategy officer oBusiness trends and insights from a panel of CHS leaders oOpen up for your questions and comments oWe’ll wrap in about an hour 4

© 2026 CHS Inc Public© 2026 CHS Inc Public Board update C.J. Blew, chair, CHS Board of Directors • The Board and management have been reviewing some exciting new opportunities for CHS and our members. o We anticipate being able to tell you more about those projects as they unfold over the next few months. • The Board continues to gain deeper understanding about global and domestic market forces. o Last month, several of us toured CHS assets in Brazil and were impressed by progress and improving infrastructure. Our ability to meet global customer needs year-round will make us a stronger grain and oilseed supplier for U.S. crops. • Board members have been involved in government relations advocacy efforts, using our voices to speak up for the cooperative system and U.S. agriculture on biofuels and other 5 topics. • We continue taking steps to ensure CHS has a Board of Directors that can lead the company into the future with vision and commitment to the cooperative system. o Incorporating a nominating committee into CHS governance is one element of that work, giving more structure and transparency to our election process. o The Director elections at this year’s annual meeting will be your first opportunity to vote for candidates that have been assessed and recommended by the nominating committee. o If you know someone who would make an excellent nominating committee member or CHS Director – or if you are interested in those leadership opportunities – please talk with a Board member from your region. 5

© 2026 CHS Inc Public 6 2026 CHS New Leaders Forum Dec. 1-3, Minneapolis 2026 CHS Annual Meeting Dec. 3-4, Minneapolis Registration opens Oct. 8 chsinc.com/owner-events Mark your calendars Annual meeting/New Leaders Forum • Plan to attend the 2026 CHS Annual Meeting, Dec. 3-4 in Minneapolis. • Begin looking for emerging and potential leaders in your cooperative who should attend the CHS New Leaders Forum, Dec. 1-3 in Minneapolis. • New Leaders Forum is another example of ways we are identifying and encouraging the next leaders in our cooperative system. • Registration for both CHS annual meeting and New Leaders Forum opens October 8. Introduce Jay Now I’d like to introduce CHS president and CEO Jay Debertin for a brief management update. 6

© 2026 CHS Inc Public© 2026 CHS Inc Public Business overview Jay Debertin, president and CEO Welcome • Looking forward to connecting through virtual format. • Later our business leaders will come on for a panel, but first I want to give you some of my thoughts on the year and the state of CHS. State of CHS and ag/energy markets • Olivia will speak to the financial impact, but a few thoughts from me on our ag and energy commodity markets. • Energy oSeeing stronger performance and good margins oBut also high costs to operate (RINs) • Grains o Those same policies that create high costs in energy, create opportunity in processing and we’re seeing good margins in oilseed processing 7

oStill see high inventories on grain, strong competition – continue to advocate for year-round E15 as one way to increase domestic demand for corn-based ethanol • Agronomy oHigh prices and changing purchasing decisions What CHS is doing to remain strong – for you • Portfolio review – you may be aware of a few facility closures or sales. We’re focused on making sure every asset is working for us and providing the most value. • At the same time, future investments – we are looking at opportunities within our core capabilities, particularly in areas that reflect what U.S. agriculture is going to need. oAgronomy – more supply certainty among trade and geopolitical uncertainty oProcessing – more domestic consumption of U.S. grain and growth in biofuels oSpeed and space – continued investment in local ag supply chains • Internationally, continuing to diversify origination in order to stay nimble and to continue to supply customers with grain year-round. oCompleted Danube expansion oSantos breaking ground soon oHowever, international investments continues to be a small portion of our CapEx. Transition to Olivia • Now, I’d like turn it over to Olivia for our financial report for the first three quarters of our fiscal year • I’ll be back on for the business panel 7

• Thank you for your business 7

© 2026 CHS Inc Public© 2026 CHS Inc Public Financial report Olivia Nelligan, CFO, chief strategy officer Thank you for joining us today, and thank you for your business and support of CHS. Today I will share highlights from our financial performance for the first three quarters of fiscal year 2026 through 31 May 2026. 8

© 2026 CHS Inc Public Reporting segments 9 Refined fuels Propane Lubricants Energy CHS Capital CHS Hedging Ardent Mills Ventura Foods Transportation Corporate/Services Crop nutrients Crop protection CF Nitrogen equity investment Agronomy Corn Soybeans Wheat Specialty grains Animal nutrition Grains We report results through three segments — energy, grains and agronomy — with our remaining businesses reported in corporate and services. This structure reflects how we operate and gives us a clear view of end-to-end profitability, from the farmgate to customers around the world. With that in mind, let’s look at our year-to-date financial performance. 9

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal For the first nine months of fiscal year 2026, CHS reported net income of $380.8 million, compared with $401.2 million for the same period last year. While modestly below last year, this is a strong result in light of dynamic market conditions including lower grain prices, compressed margins, shifting global trade flows, regulatory impacts and geopolitical uncertainty. It is also reflective of shifting biofuels policy, as Jay mentioned. 10

• On the grain and processing side, stronger biofuels policy supports demand for feedstocks such as soybean oil. That demand strengthens crush margins and creates opportunities for our oilseed processing business. • At the same time, those same policies increase costs within our refined fuels business through renewable fuel credit obligations, commonly known as RINs. These obligations significantly increase our refinery operating costs and negatively impact our earnings. So while biofuels policy creates a tailwind for grains and processing, it has created a headwind for energy and it is a good example of why our diversified and integrated portfolio makes us a more resilient company. With that backdrop in mind, I will provide a few more specifics on each segment. 10

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal Through the first nine months of fiscal year 2026, our energy segment generated $28.8 million in pretax profit, representing a significant improvement of more than $149 million compared with the same period the previous fiscal year. • Better refining margins, good operational performance and strong diesel demand helped performance, while elevated RIN costs mostly offset those favorable factors and continued to pressure profitability. • These results also reflect unrealized losses on our hedging positions. As we carry out our contracts, there is the potential to see losses reverse and improve earnings in future periods. 11

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal Through the first nine months of the fiscal year, grains reported a pretax loss of $15.3 million, compared with pretax earnings of $125.8 million during the same period last year. • Results were pressured by lower margins, trade dynamics, higher transportation costs and global competition, though this was partially offset by strong corn exports and improved oilseed crush margins later in the year. • Similar to energy, we had some accounting adjustments, known as mark-to-market, which had an adverse impact on our earnings. As we execute contracts, we may see a reversal of these impacts with the potential to see some 12 improvement to earnings in future quarters. These types of contract-related accounting differences are typical every year, but they can have a more outsized impact on our earnings when markets are highly volatile like they are today. 12

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal In agronomy, pretax profit for the first nine months was $300.4 million, compared with $264 million during the same period last year, an improvement of $36 million. • This was driven by strong performance of CF Nitrogen, our equity investment, due to favorable market conditions for urea and UAN fertilizer. However, this was partially offset by lower crop nutrients and crop protection volumes as producers made cautious purchasing decisions amid tight farm margins. 13

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal Through the first nine months of fiscal year 2026, this category generated $75.5 million in pretax profit, compared with $163.3 million during the same period last year. • This decrease primarily reflects a significant gain recognized by Ventura Foods in fiscal year 2025 from the sale of a business that did not repeat in fiscal year 2026. 14

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal Our tax expense is lower by $23 million year over year. • This is largely due to our ethanol plants being able to claim renewable fuel tax credits, also known as 45Z. 15

© 2026 CHS Inc Public CHS net income (Year to date fiscal 2026) Change20252026($ in millions*) $149.1($120.3)$28.8Energy (141.1)125.8(15.3)Grains 36.3264.1300.4Agronomy (87.8)163.375.5Corporate and Services (43.6)433.0389.4Pretax income (23.0)31.78.7Income tax expense (0.1)0.1—Noncontrolling interests ($20.4)$401.2$380.8Net income *Rounded to nearest decimal So, in summary, net income of $380.8 million for the first nine months of our year is a strong result, especially in light of the variance marketplace dynamics that have been impacting agricultural commodities. We also are proud that we have maintained a strong balance sheet and excellent liquidity throughout the year. Looking ahead, we expect continued commodity volatility due to geopolitical and potential weather impacts. We are expecting a continued environment of policy uncertainty and pressure on the farm economy. 16

Our focus remains on operating efficiently, managing costs, aligning assets with our product-line strategies and investing where we can win and where we can add value for our owners. We are confident in the strength of CHS and our diversified portfolio. We will continue working every day to serve our customers and create value for you. Thank you again for your continued business and your commitment to CHS. Now, I will pass it back to Jay and our panelists. 16

© 2026 CHS Inc Public© 2026 CHS Inc Public Business leader panel Gary Halvorson, executive vice president, enterprise customer development Brandon Smith, executive vice president, general counsel Darin Hunhoff, executive vice president, energy John Griffith, executive vice president, ag business and CHS Hedging 17

© 2026 CHS Inc Public© 2026 CHS Inc Public Your questions and comments 18

© 2026 CHS Inc Public 19 Thank you for your business 19

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